UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

June 01, 2021

Date of Report (Date of Earliest event reported)

SHARING SERVICES GLOBAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55997	30-0869786
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Coit Road, Suite 100, Plano, Texas 75075
(Address of principal executive offices)

Registrant’s telephone number, including area code:	469-304-9400

SHARING SERVICES GLOBAL CORPORATION

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (/Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 01, 2021, the Company’s Board of Directors (the “Board”) appointed David K. Keene, Castel B. Hibbert, and Christian Zimmerman to serve on the Board. Mr. Keene was appointed to serve as a Class II Director until the Annual Meeting of Shareholders in 2023. Messrs. Hibbert and Zimmerman were appointed to serve as Class III Directors until the Annual Meeting of Shareholders in 2024.

David K. Keene is a senior level banker with over 40 years of commercial banking experience in both community and regional banking environments. Since 2018, Mr. Keene has served as a Loan Portfolio Quality Manager and, from 2016 to 2018, as a Loan Review Manager of Community Bank of Texas, N.A., in Houston, Texas. From 2009 to 2015, Mr. Keene served as Senior Vice President and Senior Credit Risk Officer of Veritex Community Bank (formerly, Patriot Bank), in Houston, Texas. Mr. Keene earned a Bachelor of Business Administration in Finance and Economics from Baylor University.

Castel B. Hibbert is an accomplished banking senior executive. Since 2011, Mr. Hibbert has served as Executive Vice President, Commercial Banking of Veritex Community Bank (formerly, Patriot Bank), in Houston, Texas. Mr. Hibbert earned an M.B.A. in Finance and Accounting from the University of Texas, and a B.A. in Employee Relations from Michigan State University.

Christian Zimmerman is an accomplished senior finance executive. Mr. Zimmerman currently serves as Chief Financial Officer of Keystone Bank, SSB, in Austin, Texas. From 2015 to 2019, Mr. Zimmerman served as Controller of Community Bank of Texas, N.A., in Houston, Texas. Mr. Zimmerman earned a master’s degree in Professional Accounting and a Bachelor of Business Administration from the University of Texas. Mr. Zimmerman is a Certified Public Accountant.

With respect to the disclosure required by Item 404(a) of Regulation S-K, there are no relationships or transactions between Messrs. Keene, Hibbert, and Zimmerman and the registrant that would be required to be reported.

On June 03, 2021, Sassuan (Sam) Lee notified the Board of his decision to resign from the Board to pursue other business interests, effective immediately. Mr. Lee’s departure from the Board was not because of a disagreement with the registrant on any matter related to the registrant’s operations, policies, or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021	SHARING SERVICES GLOBAL CORPORATION

	By:	/s/ John Thatch
	Name:	John Thatch
	Title:	President, Chief Executive Officer and Interim Chairman, Board of Directors

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